UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2010
Argon ST, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
000-08193
(Commission File Number)
38-1873250
(I.R.S. Employer Identification No.)
12701 Fair Lakes Circle, Suite 800
Fairfax, Virginia 22033
(Address of Principal Executive Offices, Including Zip Code)
(703) 322-0881
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As a result of the transactions described in Item 5.01 hereof, incorporated herein by reference, Argon ST, Inc., a Delaware corporation (the “Company”), no longer fulfills the numerical listing requirements of the NASDAQ Stock Market (“NASDAQ”). Accordingly, on August 5, 2010, at the Company’s request, NASDAQ filed with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25, thereby effecting the delisting of the Company’s common stock, par value $0.01 per share (the “Shares”), from NASDAQ and the deregistration of such common stock under Section 12(b) of the Exchange Act.
Item 3.02 Unregistered Sale of Equity Securities.
     As previously disclosed on June 30, 2010, the Company, The Boeing Company, a Delaware corporation (“Parent”), and Vortex Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), entered into an Agreement and Plan of Merger, dated as of June 30, 2010 (the “Merger Agreement”).
     On July 8, 2010, pursuant to the Merger Agreement and upon the terms and subject to the conditions thereof, Merger Sub commenced a tender offer to acquire all of the Shares, for $34.50 per Share to the seller in cash, without interest and less any applicable withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 8, 2010, as amended, and in the related Letter of Transmittal (which, together with all amendments and supplements thereto, collectively constitute the “Offer”).
     On August 5, 2010, subsequent to the expiration of the Offer and pursuant to the Merger Agreement, Purchaser exercised its option (the “Top-Up Option”) to purchase directly from the Company 16,600,352 newly-issued Shares (the “Top-Up Shares”) at the Offer Price in exchange for a non-negotiable and non-transferable promissory note, secured by the Top-Up Shares, issued by Purchaser to the Company in the aggregate principal amount of $572,712,144, bearing interest compounding at 5% per annum, with principal and interest due one year after the date of purchase of the Top-Up Shares, prepayable in whole or in part without premium or penalty. The Top-Up Shares, when combined with the number of Shares owned by Parent and Purchaser immediately prior to the exercise of the Top-Up Option, represented at least 90% of the outstanding Shares on a fully diluted basis. The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering.
Item 5.01 Changes in Control of Registrant.
     The Offer expired at 12:00 midnight, New York City time, at the end of the day on August 4, 2010. Based on information provided by the depository for the Offer, an aggregate of 20,055,713 Shares (excluding Shares to be delivered pursuant to notices of guaranteed delivery) were validly tendered and not validly withdrawn as of the expiration of the Offer, and Merger Sub accepted for payment all such Shares.
     The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.
     On August 5, 2010, pursuant to the Merger Agreement, Purchaser effected a short-form merger, pursuant to which Purchaser was merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. At the effective time of the Merger, each remaining outstanding Share not tendered in the Offer (other than Shares held by Parent and Purchaser and Shares for which appraisal rights are properly demanded and perfected in accordance with Delaware law) was, by virtue of the Merger and without any action on the part of the holders of Shares, converted into the right to receive the Offer Price.
     The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 30, 2010, and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Pursuant to the Merger Agreement, on August 5, 2010, each of Terry L. Collins, S. Kent Rockwell, Victor F. Sellier, Thomas E. Murdock, David C. Karlgaard, Peter A. Marino, Robert McCashin, John Irvin, Lloyd A. Semple, Maureen Baginski and Delores M. Etter resigned as directors of the Company, and John M. Meersman, the sole director of Purchaser immediately prior to the effective time of the Merger, became the sole director of the Company.
     Pursuant to the Merger Agreement, on August 5, 2010, Kerry M. Rowe resigned as President and Chief Operating Officer of the Company. Terry L. Collins’s title was changed to President and Chief Executive Officer following the Merger.
     Information about Mr. Meersman has been previously disclosed in the Company’s Information Statement contained in the Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission on July 8, 2010.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Pursuant to the Merger Agreement, at the effective time of the Merger, the Company’s certificate of incorporation was amended and restated in its entirety to be in the form of Purchaser’s certificate of incorporation, except that the name of the company set forth therein is Argon ST, Inc. (the “Amended and Restated Certificate of Incorporation”). A copy of the Amended and Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 hereto and incorporated herein by reference.
     Pursuant to the Merger Agreement, at the effective time of the Merger, the Company’s bylaws were amended and restated in their entirety to read as the bylaws of Purchaser, as in effect immediately prior to such time, except that the name of the company set forth therein is Argon ST, Inc. (the “Amended and Restated By-Laws”). A copy of the Amended and Restated By-Laws of the Company is filed as Exhibit 3.2 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits

3.1	Amended and Restated Certificate of Incorporation of Argon ST, Inc.

3.2	Amended and Restated By-Laws of Argon ST, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2010	ARGON ST, INC.
	By:	/s/ Terry L. Collins
		Name:	Terry L. Collins
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Amended and Restated Certificate of Incorporation of Argon ST, Inc.

3.2	Amended and Restated By-Laws of Argon ST, Inc.